                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                              Date of Report (Date
                          of earliest event reported):

                                  May 17, 1999



                            INFORMATION HOLDINGS INC.
          -----------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                         Commission File Number 1-14371
                                               ------------



                       DELAWARE                        06-1518007
          -----------------------------------         -----------
            (State or other jurisdiction of           (IRS Employer
             incorporation or organization)           Identification No.)




          2777 Summer Street, Stamford, Connecticut      06905
          ----------------------------------------------------
          (Address of principal executive offices)    (Zip Code)


               Registrant's telephone number, including area code
                                 (203) 961-9106


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     Item 5.  Other Events
              ------------

          On May 17, 1999, the Registrant announced that it had agreed to acquire all of the outstanding stock of Master Data Center, Inc., a Michigan corporation, for consideration of approximately $33 million. A copy of the press release is attached as Exhibit 99.1.



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`
                                    SIGNATURE
                                    ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                    INFORMATION HOLDINGS INC.



                                     By:/s/ Vincent A. Chippari
                                        ----------------------------
                                        Name: Vincent A. Chippari
                                        Title: Executive Vice President and
                                               Chief Financial Officer



Dated:  May 19, 1999


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                                  EXHIBIT INDEX
                                  -------------

The following Exhibits are filed herewith.



Exhibit
-------
Number                          Description
------                          -----------

99.1              Press Release, dated May 17, 1999,
                  announding the acquisition of Master Data
                  Center, Inc.